UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 1995

                              ASARCO Incorporated
- -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     New Jersey                1-164                13-492440
- -----------------------------------------------------------------
(State or other jurisdiction  (Commission     (IRS Employer
     of incorporation)        File Number)   Identification No.)

180 Maiden Lane, New York, New York                   10038
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(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code (212) 510-2000
                                                   --------------


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

Item 2. Acquisition or Disposition of Assets.
       -------------------------------------

On April 5, 1995 ASARCO Incorporated ("Asarco" or the "Company") purchased 7,057,215 shares, representing 10.7% of the outstanding common stock, of Southern Peru Copper Corporation at a cost of $116.4 million from Newmont Gold Company. The purchase of these shares (the "Purchase") increased Asarco's interest in SPCC to 63% from 52.3%.

The shares of SPCC acquired in the Purchase will enable Asarco to elect a majority of the directors of SPCC. Accordingly, Asarco will consolidate the financial statements of SPCC in its financial statements commencing with the first quarter of 1995. Asarco had previously accounted for its investment in SPCC by the equity method of accounting. The excess of the purchase price over Asarco's interest in the net book value of SPCC attributable to the shares acquired in the Purchase is estimated to be assigned to proven and probable sulfide reserves, proven and probable leachable reserves and mineralized material.



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Item 7. Financial Statements
        --------------------

UNAUDITED PRO FORMA FINANCIAL INFORMATION


The unaudited Pro Forma Consolidated Statement of Earnings presents the pro forma results of operations of the Company and SPCC for the year ended December 31, 1994. The unaudited Pro Forma Consolidated Statement of Earnings combines the historical results of operations of the Company and SPCC and gives effect to the Purchase and the resulting consolidation of the Company's 63% interest in SPCC as though the Purchase had occurred on January 1, 1994.

The unaudited Pro Forma Consolidated Balance Sheet presents the pro forma financial position of the Company and SPCC as of December 31, 1994. The unaudited Pro Forma Consolidated Balance Sheet combines the historical financial position of the Company and SPCC and gives effect to the Purchase and the resulting consolidation of the Company's 63% interest in SPCC as though the Purchase had occurred on December 31, 1994.

The unaudited pro forma financial information presented below is based on management's assumptions and does not purport to represent the results that actually would have occurred if the Purchase had, in fact, been completed on the dates assumed or to project the results that may be achieved in the future. The unaudited pro forma financial information should be read in conjunction with the historical financial statements and notes thereto included in the Company's 1994 Annual Report on Form 10-K.


         Unaudited Proforma Consolidated Statement of Earnings for the
                          Year ended December 31, 1994
                (dollars in millions, except per share amounts)

                                                      Historical

                                                                           Pro Forma           Eliminations         Pro Forma
                                                    Asarco          SPCC   Adjustments         (e)                  Consolidated

Sales of products and services
                                                  $2,031.8        $701.7               -              $(32.9)             $2,700.6
Operating costs and expenses:
  Cost of products and services
                                                   1,781.1         455.3               -               (32.9)              2,203.5
  Selling, administrative and other
                                                      79.1          50.7               -                    -                129.8
  Depreciation and depletion
                                                      83.1          39.8          0.9(a)                    -                123.8
  Provision for workers' participation
                                                         -          13.9                                    -                 13.9
  Research and exploration                            19.9             -               -                    -                 19.9
  Provision for plan closures and
    disposals                                            -             -               -                    -                    -
  Provision for environmental matters
                                                      51.2             -               -                    -                 51.2
                                                   -------         -----           -----                -----                 ----
  Total operating costs and expenses
                                                   2,014.4         559.7             0.9               (32.9)              2,542.1
                                                 ---------         -----             ---               ------              -------

Operating income (loss)                               17.4         142.0           (0.9)                    -                158.5
Interest expense (net)                              (62.5)         (7.8)        (7.7)(b)                    -               (78.0)
Interest income                                          -           6.5               -                    -                  6.5
Other income                                          12.3          23.2               -                    -                 35.5
Gain on sale of Asarco Australia Limited
                                                      58.5             -               -                    -                 58.5
                                                   -------         -----          ------                -----                 ----

Earnings (loss) before taxes, equity
    earnings and cumulative effect of
    changes in accounting principles

                                                      25.7         163.9           (8.6)                    -                181.0
Taxes on income (benefit)                              9.4          54.1        (2.1)(c)                  3.3                 64.7
Minority interest                                        -        (18.6)          9.8(d)               (43.5)               (52.3)
                                                    ------        ------          ------               ------               ------

Earnings (loss) before equity earnings
                                                      16.3          91.2             3.3               (46.8)                 64.0
Equity in earnings of nonconsolidated
    associated companies, net of taxes
    of $4.8
                                                      47.7             -               -               (44.4)                  3.3
                                                  --------         -----           -----               ------                  ---
Net earnings (loss)                               $   64.0         $91.2         $   3.3               (91.2)                 67.3
                                                  --------         -----         -------               ------                 ----

Per share amounts:
Earnings (loss) before cumulative effect of changes in accounting principles

                                                 $    1.53                                                                $   1.61
Cumulative effect of changes in
    accounting principles, net of taxes
                                                 ---------
Net earnings (loss)                              $    1.53                                                                   $1.61
                                                 ---------
Dividends paid                                       $0.40                                                                   $0.40

Weighted average number of shares
    outstanding (000's)
                                                    41,905                                                                  41,905

Notes to Unaudited Proforma Consolidated Statement of Earnings:

(a) The excess of the purchase price over Asarco's interest in the net book value of SPCC attributable to the shares acquired is estimated to be assigned to proven and probable sulfide reserves has been amortized based on actual 1994 copper production and reserves as of December 31, 1994. Amortization of the amount assigned to proven and probable leachable reserves will begin when production commences in late 1995. Amortization of the amount assigned to mineralized material will begin upon completion of the drilling program and reserve analyses which are expected to be completed by year end 1995;
(b) Interest expense on additional debt incurred in connection with the Purchase at the Company's average interest rate for revolving credit borrowings at April 14,1995 (6.6%). A 1% increase in interest rates would reduce earnings per share by $0.02;
(c) Income tax benefit from amortization and additional interest expense at applicable rates net of U.S. deferred income tax on additional undistributed earnings of SPCC; and
(d) 1994 SPCC earnings attributable to Asarco's additional interest as a result of the Purchase (e) To eliminate intercompany transactions and consolidate the Company's 63% interest in SPCC.


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                 Unaudited Proforma Consolidated Balance Sheet
                              At December 31, 1994
                             (dollars in millions)

                                                    Historical
                                                                           Pro Forma
                                                                          Adjtmnts (a)                        Pro Forma
                                                                                             Elmntns          Consldtd
                                               Asarco          SPCC                            (b)
ASSETS
Current Assets:
   Cash and cash equivalents                      $  18.3      $  93.3            $  -              $  -          $ 111.6
   Marketable Securities                                          43.0                                               43.0
   Accounts receivable, net of allowance
      for doubtful accounts of $6.2
                                                    383.7         98.8               -             (3.2)            479.3
   Inventories                                      299.2        115.2               -                 -            414.4
   Other Assets                                      46.1         14.7               -                 -             60.8
     Total Current Assets                           747.3        365.0               -             (3.2)          1,109.1
Investments
   Cost Method                                      751.9            -               -                 -            751.9
   Equity Method                                    391.5            -           116.4           (448.5)             59.4
     Total Investments                            1,143.4            -           116.4           (448.5)            811.3

Property                                          2,509.1      1,350.4               -              48.3          3,907.8
   Less:  Accumulated depreciation and
      depletion                                 (1,203.6)      (827.5)               -                 -        (2,031.1)
     Net property                                 1,305.5        522.9               -              48.3          1,876.7
Intangible and other assets, net
                                                     94.8         80.6               -                 -            175.4
     Total assets                                $3,291.0        968.5           116.4           (403.4)          3,972.5

LIABILITIES
Current Liabilities:
   Bank Loans                                         5.1            -               -                 -              5.1
   Current portion of long-term debt
                                                     13.3          3.9               -                 -             17.2
   Accounts payable                                 297.0         65.9               -             (3.2)            359.7
   Salaries and wages                                20.2          8.1               -                 -             28.3
   Taxes on income                                   43.2         18.4               -                 -             61.6
   Interest                                             -          2.4               -                 -              2.4
   Reserve for closed plant and
      environmental matters                          55.9            -               -                 -             55.9
   Other current liabilities                         30.8         20.1               -                 -             50.9
     Total current liabilities                      465.5        118.8               -             (3.2)            581.1

Long term debt                                      914.6        114.1           116.4                 -          1,145.1
Deferred income taxes                               156.5          6.2               -                 -            162.7
Reserve for closed plant and
      environmental matters                          66.4            -               -                 -             66.4
Postretirement benefit obligation
                                                     95.2            -               -                 -             95.2
Minority Interest                                     2.4         79.8               -             234.6            316.8
Accrued severence pay                                   -         14.8               -                 -             14.8
Other liabilities and reserves                       73.0            -               -                 -             73.0
     Total liabilities                            1,773.6        333.7           116.4             231.4          2,455.1

PREFERRED STOCKHOLDERS' EQUITY
Authorized - 10,000,000 shares without
par value; none issued
COMMON STOCKHOLDERS' EQUITY                         680.0           .7               -              (.7)            680.0
Authorized - 80,000,000 common shares without par value:
   Issued shares: 45,039,878
Additional paid-in capital                              -        122.5               -           (122.5)                -
Unrealized gain on securities reported
      at fair value, net of tax
                                                     91.6            -               -                 -             91.6
Retained earnings                                   853.2        571.6               -           (571.6)            853.2
Treasury stock (at cost) - common shares
      - 2,937,788                                 (107.4)       (60.0)               -              60.0          (107.4)
     Total common shareholders' equity
                                                  1,517.4        634.8               -           (634.8)          1,517.4
     Total liabilities, preferred and
         common stockholders' equity
                                                 $3,291.0       $968.5          $116.4          $(403.4)         $3,972.5



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Notes to Unaudited Pro Forma Consolidated Balance Sheet:

(a) To record the acquisition of an additional 10.7% interest in SPCC at a cost of $116.4 million and the associated increase in debt.

(b) To consolidate the Company's 63% interest in SPCC and allocate the excess of the purchase price over the net book value of SPCC attributable to the shares acquired ($48.3 million) to property.





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Pursuant to the  requirements  of the  Securities  and Exchange Act of 1934, the
registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ASARCO Incorporated




                               By: s/ K.R. Morano
                                      ----------------
                                      K.R. Morano
                                      Vice President and
                                      Chief Financial Officer

Date:  April 21, 1995